UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2025

Beneficient

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41715	72-1573705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 North St. Paul Street, Suite 4850

Dallas, Texas 75201

(Address of Principal Executive Offices, and Zip Code)

(214) 445-4700

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.001 per share	BENF	Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, par value $0.001 per share, and one share of Series A convertible preferred stock, par value $0.001 per share	BENFW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed, at the special meeting of stockholders of Beneficient (the “Company”) held on December 1, 2025, the Company obtained stockholder approval for a reverse stock split of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), and Class B common stock, par value $0.001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) at a ratio in the range of any whole number between 1-for-5 and 1-for-100 (the “Reverse Stock Split”) and a simultaneous proportionate reduction in the authorized shares of each class of Common Stock as required by Nevada Revised Statutes Section 78.207. The Board of Directors of the Company (the “Board”) subsequently approved a Reverse Stock Split ratio of 1-for-8 to be effective December 15, 2025.

In connection with the Reverse Stock Split, on December 10, 2025, the Company filed a Certificate of Change with the Secretary of State of the State of Nevada to effect the Reverse Stock Split at a ratio of 1-for-8 and a simultaneous proportionate reduction in the authorized shares of each class of Common Stock. The Reverse Stock Split is expected to become effective at 12:01 a.m. Eastern Time on December 15, 2025 (the “Effective Time”). At the Effective Time, every eight shares of the Company’s issued and outstanding Common Stock will automatically convert into one share of Common Stock, without any change in the par value per share. In addition, as a result of the Reverse Stock Split, the number of the Company’s authorized shares of Class A Common Stock and Class B Common Stock will be proportionally reduced from 5,000,000,000 and 250,000, respectively, to 625,000,000 and 31,250, respectively. The Reverse Stock Split will also effect a reduction in the number of shares issuable pursuant to the Company’s equity awards, warrants and convertible preferred stock outstanding as of the Effective Time of the Reverse Stock Split, with a corresponding increase in the exercise or conversion price per share.

It is expected that the Class A Common Stock will begin trading on a split-adjusted basis on The Nasdaq Capital Market when the market opens on December 15, 2025, under the existing trading symbol “BENF.” The new CUSIP number for the Class A Common Stock following the Reverse Stock Split will be 08178Q507.

No fractional shares will be issued as a result of the Reverse Stock Split. If a stockholder would otherwise become entitled to a fractional share because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio, such stockholder will be entitled to receive an additional share of Common Stock in lieu of a fractional share.

The foregoing description of the Certificate of Change does not purport to be complete and is qualified in its entirety by reference to the Certificate of Change, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information required by this Item 5.03 is set forth in Item 3.03 above, which information is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 11, 2025, the Company issued a press release announcing an anticipated effective date of December 15, 2025 for the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Change to the Articles of Incorporation, filed December 10, 2025.
99.1	Press Release of Beneficient issued December 11, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the effective date of the Reverse Stock Split and the trading of the Class A Common Stock on a split-adjusted basis. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For other important factors that could cause actual results to differ materially from the forward-looking statements in this Current Report on Form 8-K, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended March 31, 2025, as updated by the Company’s Quarterly Report on Form 10-Q for the quarters ended June 30, 2025 and September 30, 2025, each of which is available on the Company’s Investor Relations website at www.trustben.com and on the Securities and Exchange Commission website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances. Capitalized terms shall have the meanings ascribed to such terms in the Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFICIENT

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer
Dated:	December 11, 2025